UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

Global Synergy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39861	98-1556581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

540 Madison Avenue, 17th Floor New York, NY 10022	10022
(Address of principal executive offices)	(Zip Code)

(917) 576-8659

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GSAQU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	GSAQ	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GSAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 12, 2021, Global Synergy Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 25,875,000 units (the “Units”) at an offering price of $10.00 per Unit, with each Unit consisting of one Class A ordinary share and one-half of one redeemable warrant of the Company (the “Public Warrants”), and a private placement with Global Synergy LLC (the “Sponsor”) of 7,600,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”). The Company granted the underwriters of the IPO a 45-day option to purchase up to an additional 3,375,000 Units which was exercised in full.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 7,600,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, to the Sponsor, generating total proceeds of $7,600,000.

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $258,750,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account that may be released to pay income taxes, if any, none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO (or 24 months, if the Company elects to extend such initial term with an amount of $0.10 per unit offered in this offering deposited into the trust account), subject to applicable law, or (iii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months (or 24 months, as applicable) from the closing of the IPO or (b) with respect to any other provisions relating to shareholders’ rights.

An audited balance sheet as of January 12, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet, as of January 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2021

GLOBAL SYNERGY ACQUISITION CORP.

By:	/s/ Alok Oberoi
Name:	Alok Oberoi
Title:	President and Co-Chief Executive Officer

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